The Motley Fool Funds Trust

Motley Fool Independence Fund (FOOLX and FOIIX)

Motley Fool Great America Fund (TMFGX and FOGIX)

Motley Fool Epic Voyage Fund (TMFEX and FOEIX)

Supplement Dated March 27, 2015 to the

 Summary Prospectuses, Statutory Prospectuses, and SAI dated February 28, 2015

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Statutory Prospectuses, and SAI and should be read in conjunction with those documents.

Effective March 30, 2015, Timothy B. Hanson will no longer serve as a Senior Portfolio Manager and Director of Research for each Fund.  He has taken a new senior position with the Adviser’s sister company, The Motley Fool, LLC.  All references to Mr. Hanson in the Summary Prospectuses, Statutory Prospectuses, and SAI are deleted as of that date.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.